UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report: October 13, 2010
(Date of earliest event reported)
Osteotech, Inc.
(Exact name of registrant as specified in its charter)
Commission File Number: 001-34612

Delaware (State or other jurisdiction of incorporation)	13-3357370 (IRS Employer Identification No.)
51 James Way
Eatontown, New Jersey 07724
(Address of principal executive offices, including zip code)
(732) 542-2800
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On October 13, 2010, Osteotech, Inc. announced that it had received notification that the U.S. Department of Justice and Federal Trade Commission granted early termination of the Hart-Scott-Rodino waiting period for its proposed merger with Medtronic, Inc. A copy of the press release issued by Osteotech, Inc. announcing the early termination of the Hart-Scott-Rodino waiting period is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

99.1	Press Release of Osteotech, Inc., dated October 13, 2010, announcing early termination of the Hart-Scott-Rodino waiting period.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSTEOTECH, INC.
By:	/s/ Mark H. Burroughs
Mark H. Burroughs
Executive Vice President and Chief Financial Officer

Date: October 13, 2010

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release of Osteotech, Inc., dated October 13, 2010, announcing early termination of the Hart-Scott-Rodino waiting period.